LEHMAN ABS CORPORATION,

as Purchaser,

and

AMERICAN HOME MORTGAGE ACCEPTANCE, INC.,

as Seller,

______________________________________________

MORTGAGE LOAN PURCHASE AGREEMENT

Dated as of September 29, 2004

______________________________________________

Adjustable and Fixed Rate Mortgage Loans

TABLE OF CONTENTS

		Page
ARTICLE I
DEFINITIONS
SECTION 1.1.	Definitions	1
ARTICLE II
SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE
SECTION 2.1.	Sale of Mortgage Loans	1
SECTION 2.2.	Obligations of Seller Upon Sale	2
SECTION 2.3.	Payment of Purchase Price for the Mortgage Loans	2
ARTICLE III
REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH
SECTION 3.1.	Seller Representations and Warranties	3
SECTION 3.2.	Seller Representations and Warranties Relating to the Mortgage Loans	5
SECTION 3.3.	Remedies for Breach	10
ARTICLE IV
SELLER’S COVENANTS
SECTION 4.1.	Covenants of the Seller	12
ARTICLE V
SERVICING
SECTION 5.1.	Servicing	12
ARTICLE VI
INDEMNIFICATION BY THE SELLER WITH RESPECT TO THE MORTGAGE LOANS
SECTION 6.1.	Indemnification	12
ARTICLE VII
TERMINATION
SECTION 7.1.	Termination	13
ARTICLE VIII
MISCELLANEOUS PROVISIONS
SECTION 8.1.	Amendment	13
SECTION 8.2.	Governing Law	14
SECTION 8.3.	Notices	14
SECTION 8.4.	Severability of Provisions	14
SECTION 8.5.	Counterparts	14
SECTION 8.6.	Further Agreements	14
SECTION 8.7.	Intention of the Parties	15
SECTION 8.8.	Successors and Assigns: Assignment of Purchase Agreement	15
SECTION 8.9.	Survival	16
SECTION 8.10.	Third Party Beneficiaries	16

MORTGAGE LOAN PURCHASE AGREEMENT (the “Agreement”), dated as of September 29, 2004, between AMERICAN HOME MORTGAGE ACCEPTANCE, INC. (the “Seller”) and LEHMAN ABS CORPORATION (the “Purchaser”).

W I T N E S S E T H

WHEREAS, the Seller is the owner of the notes or other evidence of indebtedness (the “Mortgage Notes”) so indicated on Schedule I hereto referred to below and Related Documents (as defined below) (collectively, the “Mortgage Loans”);

WHEREAS, the Seller as of the date hereof owns the mortgages (the “Mortgages”) on the properties (the “Mortgaged Properties”) securing such Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) the proceeds of any insurance policies covering the Mortgage Loans or the Mortgaged Properties or the obligors on the Mortgage Loans;

WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser pursuant to the terms of this Agreement;

WHEREAS, the Purchaser will assign to American Home Mortgage Investment Trust 2004-3 (the “Trust” or the “Issuer”) all of the Purchaser’s rights against the Seller pursuant to this Agreement as described herein pursuant to the terms of a Trust Agreement dated as of September 29, 2004 (the “Trust Agreement”) between the Issuer and Wilmington Trust Company, as Owner Trustee (the “Owner Trustee”).

WHEREAS, the Trust will pledge to the Indenture Trustee all of its rights against the Seller pursuant to this Agreement and the Trust Agreement as described herein and therein, respectively, pursuant to the terms of an Indenture dated as of September 29, 2004 (the “Indenture”) between the Issuer and Citibank, N.A., as Indenture Trustee (the “Indenture Trustee”).

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Definitions.  All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Indenture.

ARTICLE II

SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

SECTION 2.1.

Sale of Mortgage Loans.  The Seller, concurrently with the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in (other than any servicing rights relating to the Mortgage Loans), to and under the following, whether now existing or hereafter acquired and wherever located: (i) the Mortgage Loans, including the related Cut-Off Date Balance, all payments in respect of the Mortgage Loans received after the Cut-Off Date (exclusive of payments in respect of principal and interest on the delinquent Mortgage Loans due prior to the Cut-Off Date and received thereafter); (ii) property which secured an Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the interest of the Seller in any insurance policies in respect of the Mortgage Loans; (iv) all rights under any guaranty and/or additional security agreement executed in connection with an Mortgage Loan; and (v) all proceeds of the foregoing.

SECTION 2.2.

Obligations of Seller Upon Sale.  In connection with any transfer pursuant to Section 2.1 hereof, the Seller further agrees, at its own expense, on or prior to the Closing Date, (a) to indicate in its books and records, other than for accounting and federal income tax purposes, that the Mortgage Loans have been sold to the Owner Trustee, as assignee of the Purchaser pursuant to this Agreement and (b) to deliver to the Purchaser a computer file containing a true and complete list of all such Mortgage Loans specifying for each such Mortgage Loan, as of the related Cut-Off Date, (i) its account number and (ii) the Cut-Off Date Balance.  Such file shall also be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

In connection with any conveyance by the Seller, the Seller shall on behalf of the Purchaser and the Issuer deliver to, and deposit with the Custodian, as custodian on behalf of the Indenture Trustee, as assignee of the Purchaser, on or before the Closing Date (except as noted below) the documents or instruments with respect to each Mortgage Loan (collectively, the “Mortgage File” or, other than the Mortgage Note, the “Related Documents”) listed in Section 2.03 of the Indenture.

The parties hereto intend that the transaction set forth herein be a sale for all purposes other than accounting and federal income tax purposes by the Seller to the Purchaser of all the Seller’s right, title and interest in and to the Mortgage Loans and other property described above.  In the event the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller’s right, title and interest in, to and under the Mortgage Loans and the Related Documents and other property described above, whether now existing or hereafter created, to secure all of the Seller’s obligations hereunder; and this Agreement shall constitute a security agreement under applicable law.  The parties hereto intend that for federal income tax purposes the transaction set forth herein be treated not as a sale, but as though the Seller retained the tax ownership of the Mortgage Loans through the Trust as a disregarded entity with the Seller as the borrower under the Notes.

SECTION 2.3.

Payment of Purchase Price for the Mortgage Loans.  In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser agrees on the Closing Date (i) to pay to the Seller by transfer of immediately available funds, an amount set forth in that certain letter agreement dated the date hereof, between the Seller and the Purchaser (the “Letter Agreement”), which is net of the Expense Reimbursement Amount (as defined in the Letter Agreement) and the underwriting discount, and (ii) to deliver to the Seller or one of its Affiliates on the Closing Date the Class IV-A, Class V-A, Class M-H2 and Class M-H3 Notes (together, the “Purchase Price”), and (iii) to transfer to the Seller or one of its Affiliates on the Closing Date the Ownership Certificate.  The Expense Reimbursement Amount shall reimburse the Purchaser for the current Securities and Exchange Commission registration statement fees for the amount of registered securities issued on the Closing Date.  The Seller shall pay, and be billed directly for, all expenses incurred by the Purchaser in connection with the issuance of the Notes, including, without limitation, printing fees incurred in connection with the prospectus relating to the Notes, blue sky registration fees and expenses, fees and expenses of McKee Nelson LLP, fees of the rating agencies requested to rate the Notes, accountant’s fees and expenses, Custodian fees, loan level due diligence fees, the fees and expenses of the Indenture Trustee and the Owner Trustee and other out-of-pocket costs, if any.  If the Purchaser shall determine that the Expense Reimbursement Amount is not sufficient to reimburse the Purchaser for all expenses incurred by it that are subject to reimbursement by the Seller hereunder as described above, the Seller shall promptly reimburse the Purchaser for such additional amounts upon notice by the Purchaser to the Seller.  If the Purchaser shall determine that the Expense Reimbursement Amount exceeds the amount necessary to reimburse the Purchaser for all expenses incurred by it that are subject to reimbursement by the Seller hereunder as described above, the Purchaser shall reimburse the Seller for such additional amounts.

ARTICLE III

REPRESENTATIONS AND WARRANTIES;

REMEDIES FOR BREACH

SECTION 3.1.

Seller Representations and Warranties.  The Seller represents and warrants to the Purchaser as of the Closing Date that:

(i)

the Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, and is qualified and in good standing to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on its business as presently conducted or on its ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(ii)

the Seller has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(iii)

the execution and delivery by the Seller of this Agreement have been duly authorized by all necessary corporate action on the part of the Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any applicable law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the certificate of incorporation or by-laws of the Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Seller’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(iv)

the execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

(v)

this Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

(vi)

there are no actions, litigation, suits or proceedings pending or, to the best of the Seller’s knowledge, threatened against the Seller before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Seller if determined adversely to the Seller would reasonably be expected to materially and adversely affect the Seller’s ability to perform its obligations under this Agreement; and the Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement;

(vii)

The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any provision of the Charter or Bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound;

(viii)

the Mortgage Loans are not being transferred by the Seller with any intent to hinder, delay or defraud any creditors of the Seller;

(ix)

immediately prior to the delivery of each Mortgage Loan, the related Mortgage was held of record solely for the account of the Seller and the Seller was the owner of the related Mortgage Note;

(x)

the consummation of the transactions contemplated by this Agreement are in the Seller’s ordinary course of business, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by it pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions; and

(xi)

the Seller’s chief executive office and principal place of business are located in the County of Suffolk in the State of New York.

It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive the sale and assignment of the Mortgage Loans to the Purchaser.

SECTION 3.2.

Seller Representations and Warranties Relating to the Mortgage Loans.  The Seller represents and warrants to the Purchaser as of the Closing Date that:

(i)

as of the Cut-off Date, the information set forth on the Mortgage Loan Schedule with respect to each Mortgage Loan is true and correct in all material respects;

(ii)

immediately prior to the transfer to the Purchaser, the Seller had good title to and is the sole owner of each Mortgage and Mortgage Note relating to the Mortgage Loans, and is conveying the same free and clear of any and all liens, claims, encumbrances, pledges, charges or security interests of any nature, the related Mortgage Note and the Mortgage were not subject to any pledge or assignment, and the Seller has full legal authority to sell and assign the Mortgage Loans pursuant to this Agreement;

(iii)

no default, release or waiver exists under the mortgage documents, and no modifications to the mortgage documents have been made that have not been disclosed;

(iv)

there is no monetary default existing under any Mortgage or the related Mortgage Note; neither the Seller, any of its affiliates nor any servicer of any related Mortgage Loan has taken any action to waive any default, breach or event of acceleration with respect thereto; and no foreclosure action is threatened or has been commenced with respect to such Mortgage Loan;

(v)

each Mortgage Loan was underwritten in accordance with the underwriting guidelines of the Seller and its affiliates.  The Seller has no knowledge of any fact that should have led it to expect at the time of the initial creation of an interest in the Mortgage Loan that such Mortgage Loan would not be paid in full when due;

(vi)

no selection procedures reasonably believed by the Seller to be adverse to the interest of the Noteholders or Certificateholders have been used in selecting the Mortgage Loans;

(vii)

Each Mortgage is a valid and enforceable first lien on the Mortgaged Property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and de minimis PUDs) or by leasehold for a term at least 10 years longer than the term of the related Mortgage, subject only to (1) the lien of nondelinquent current real property taxes and assessments, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan or referred to in the lender’s title insurance policy delivered to the originator of the related Mortgage Loan, and (3) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

(viii)

there is no mechanics’ lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are fully insured against by a title insurance policy included in the Mortgage File;

(ix)

there is no delinquent tax or assessment lien against the Mortgaged Property subject to any Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

(x)

there is no valid offset, defense or counterclaim of any obligor under any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

(xi)

except to the extent insurance is in place which will cover such damage, the physical property subject to any Mortgage is free of material damage and is in good repair, and there is no proceeding pending or, to the best of Seller’s knowledge, threatened, for the total or partial condemnation of any Mortgaged Property;

(xii)

neither any improvement located on or being part of the Mortgaged Property, nor the Mortgaged Property itself, is in violation of any applicable zoning law or regulation, or subdivision law or ordinance;

(xiii)

each Mortgage Loan has been serviced since origination in accordance with the servicing standard set forth in Section 3.01 of the Servicing Agreement and in accordance with all applicable laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all predatory lending laws and the terms of the related Mortgage Note, the Mortgage and other loan documents;

(xiv)

the terms of the Mortgage Note or Mortgage have not been impaired, altered or modified in any material respect, except that a Mortgage Loan may have been modified by a written instrument which has been recorded, if necessary to protect the interests of the owner of such Mortgage Loan or the Notes and which has been delivered to the Indenture Trustee;

(xv)

a lender’s policy of title insurance (on an ALTA or CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction therefor in a form acceptable to Fannie Mae or Freddie Mac, which policy insures the Seller and successor owners of indebtedness secured by the insured Mortgage as to the first lien priority of the Mortgage Loan subject to the standard exceptions set forth therein, together with a condominium endorsement and extended coverage endorsement, if applicable, and an 8.1 ALTA environmental endorsement or equivalent endorsement in an amount at least equal to the original principal balance of each such Mortgage Loan or a commitment binder, commitment to issue the same or preliminary policy affirmatively insuring ingress and egress and insuring against encroachments by or upon the Mortgaged Property on the standard ALTA form, was effective on the date of the origination of each Mortgage Loan, and each such policy is valid and remains in full force and effect;

(xvi)

at the time of origination, each Mortgaged Property was the subject of an appraisal on Form 1004 or Form 2055 with an interior inspection which conformed to the underwriting requirements of the originator of the Mortgage Loan;

(xvii)

if for any Mortgage Loan the related Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding Principal Balance of the Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis and (C) the maximum amount of coverage that is available under federal law; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance, including flood insurance, at the Mortgagor’s cost and expense, and upon the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

(xviii)

the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy which policy provides for fire extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located representing coverage in an amount not less than the lesser of (A) the maximum insurable value of the improvements securing such Mortgage Loan and (B) the outstanding Principal Balance of the related Mortgage Loan, but in no event an amount less than an amount that is required to prevent the Mortgagor from being deemed to be a co-insurer thereunder;

(xix)

as of the Cut-off Date, no payment of principal of or interest on or in respect of any Mortgage Loan is 30 or more days past due, and no borrower under a Mortgage Loan has been 30 or more days past due more than once during the twelve months preceding the Cut-off Date;

(xx)

the information set forth under the caption “The Mortgage Pool—General” and “—Mortgage Loan Characteristics” in the Prospectus Supplement is true and correct in all material respects;

(xxi)

with respect to each Mortgage Loan secured by a leasehold estate:

(1)

The leasehold created by direct lease of the freehold estate, the ground lease or memorandum thereof has been recorded, and by its terms permits the leasehold estate to be mortgaged. The ground lease grants any leasehold mortgagee standard protections necessary to protect the security of a leasehold mortgagee including the right of the leasehold mortgagee to receive notice of the lessee’s default under the ground lease; the right of the leasehold mortgagee, with adequate time, to cure such default; and, in the case of incurable defaults of the lessee, the right of the leasehold mortgagee to enter into a new ground lease with the lessor on terms financially identical and otherwise substantially identical to the existing ground lease;

(2)

The ground lease was made at the origination of the Mortgage Loan, and is in full force and effect without any outstanding defaults, and was and is not subject to liens and encumbrances;

(3)

The ground lease has an original term which extends not less than ten (10) years beyond the term of the Mortgage; and

(4)

The fee estate of the lessor under the ground lease is encumbered by the ground lease, and any lien of any present or future fee mortgagee is and will be subject to and subordinate to the ground lease. The foreclosure of the fee mortgage will not terminate the leasehold estate or the rights of the sub tenants, and the fee mortgage is subject to the ground lease;

(xxii)

each of the Mortgage and the assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

(xxiii)

the Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act;

(xxiv)

none of the Mortgage Loans are reverse mortgage loans, graduated payment mortgage loans or growth equity mortgage loans. None of the Mortgage Loans provide for deferred interest or negative amortization. None of the Mortgage Loans are “buy down” mortgage loans;

(xxv)

the terms of the related Mortgage Note and the related Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, (x) if required by law in the jurisdiction where the Mortgaged Property is located, or (y) to protect the interests of the Indenture Trustee on behalf of the Noteholders;

(xxvi)

each Mortgage Loan was originated or purchased by (a) a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority (or originated by (i) a subsidiary of any of the foregoing institutions which subsidiary is actually supervised and examined by applicable regulatory authorities or (ii) a mortgage loan correspondent of any of the foregoing and that was originated pursuant to the criteria established by any of the foregoing) or (b) a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, as amended, in each case within the meaning of Section 3(a)(41)(A)(ii) of the Exchange Act;

(xxvii)

 The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage;

(xxviii) with respect to each Mortgage Loan, either (i) the Mortgage Loan is assumable pursuant to the terms of the Mortgage Note, or (ii) the Mortgage Loan contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

(xxix)

each Mortgage Loan, including the origination and servicing thereof, complies with applicable local, state and federal laws and regulations,  including, without limitation, usury, equal credit opportunity, real estate settlement procedures, the Federal Truth-In-Lending Act (“TILA”), disclosure laws and all applicable predatory and abusive lending laws and consummation of the transactions contemplated hereby, including without limitation, the receipt of interest by the owner of such Mortgage Loan, will not involve the violation of any such laws or regulations;

(xxx)

the Seller has no knowledge of any toxic or hazardous substances affecting the Mortgaged Property or any violation of any local, state or federal environmental law, rule or regulation.  The Seller has no knowledge of any pending action or proceeding directly involving any Mortgage Property in which compliance with any environmental law, rule or regulation is an issue;

(xxxi)

no proceeds from any Mortgage Loan were used to finance single-premium credit insurance policies;

(xxxii)

none of the Mortgage Loans are (a) Mortgage Loans subject to 12 CFR Part 226.31, 12 CFR Part 226.32 or 226.34 of Regulation Z, the regulation implementing TILA, which implements the Home Ownership and Equity Protection Act of 1994, as amended, or (b) except as may be provided in subparagraph (c) below, classified and/or defined, as a “high cost”, “threshold”, “predatory”,  “high risk home loan” or “covered” loan (or a similarly classified loan using different terminology under a law imposing additional legal liability for mortgage loans having high interest rates, points and or/fees) under any other applicable state, federal or local law including, but not limited to, the District of Columbia and the States of Georgia, New York, North Carolina, Arkansas, Maine, Nevada, Florida, Kentucky or New Mexico or (c) Mortgage Loans subject to the New Jersey Home Ownership Security Act of 2002 (the “Act”), unless such Mortgage Loan is a (1) “Home Loan” as defined in the Act that is a first lien Mortgage Loan, which is not a “High Cost Home Loan” as defined in the Act or (2) “Covered Home Loan” as defined in the Act that is a first lien purchase money Mortgage Loan, which is not a “High Cost Home Loan” under the Act; and

(xxxiii)

 No loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in Standard & Poor's LEVELS® Glossary, Version 5.6 Revised, Appendix E, attached hereto as Exhibit 2) and no mortgage loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

It is understood and agreed that the representations and warranties set forth in this Section 3.2 shall survive delivery of the respective Mortgage Files to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee or its designee on behalf of the Purchaser.

SECTION 3.3.

Remedies for Breach.  With respect to a breach of any representation or warranty set forth in Section 3.1 or Section 3.2 hereof that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser’s assignee, transferee or designee, the Seller hereby agrees to comply with the remedy provisions set forth in Section 2.03 of the Servicing Agreement with respect thereto in addition to the provisions set forth in this Section 3.3.  Any breach of the representation and warranty set forth in clause (xxxii) of Section 3.2 hereto shall be deemed to materially and adversely affect the interest of the Purchaser or the Purchaser’s assignee, transferee or designee in that Mortgage Loan, notwithstanding the Seller’s lack of knowledge with respect to the substance of such representation and warranty.  With respect to the representations and warranties which are made to the best of the Seller’s knowledge, if it is discovered by the Purchaser, the Seller, the Underwriters, the Indenture Trustee, the Servicer or any assignee, transferee or designee of the Purchaser that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the Mortgage Loans or the interests of the Purchaser therein, notwithstanding such Seller’s lack of knowledge with respect to the substance of such representation or warranty, remedies for breach will apply to such inaccuracy.  Upon discovery by the Purchaser, the Seller, the Underwriters, the Indenture Trustee, the Servicer or any assignee, transferee or designee of the Purchaser of a breach of any of the representations and warranties of the Seller contained in Section 3.1 or 3.2 of this Agreement that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser’s assignee, transferee or designee, the party discovering the breach shall give prompt written notice to the others.  Within 60 days of its discovery or its receipt of notice of any such missing or materially defective documentation or any such breach of a representation or warranty, the Seller shall promptly deliver such missing document or cure such defect or breach in all material respects, or in the event such defect or breach cannot be cured, the Seller shall repurchase the affected Mortgage Loan or cause the removal of such Mortgage Loan from the Trust and substitute for it one or more Eligible Substitute Mortgage Loans, in each case in the manner and subject to the conditions and limitations set forth herein.

In the case of any such breach of a representation or warranty of the Seller contained in Section 3.2, the Seller shall, within 60 days from the date that the Seller was notified or otherwise obtained knowledge of such breach, either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust at the Repurchase Price. However, subject to the approval of the Purchaser, the Seller shall have the option to substitute an Eligible Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date, except that if the breach would cause the Mortgage Loan to be other than a “qualified mortgage” as defined in Section 860G(a)(3) of the Code, any such substitution must occur within 60 days from the date the breach was discovered if such 60 day period expires before two years following the Closing Date. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to this Section 3.3 was either of the representations set forth in clauses (xxix), (xxxii) or (xxxiii) of Section 3.2, then the Seller shall pay to the Trust, concurrently with and in addition to the remedies provided in the third preceding sentence, an amount equal to any liability, penalty or the expense that was actually incurred and paid out of or on behalf of the Trust, and that directly resulted from such breach, or if incurred and paid by the Trust thereafter, concurrently with such payment. The Repurchase Price for any such Mortgage Loan repurchased by the Seller, and any amounts paid by the Seller in connection with the preceding sentence, shall be deposited or caused to be deposited by the Seller in the Collection Account maintained by the Master Servicer pursuant to Section 3.06 of the Servicing Agreement. The obligations of the Seller to cure, purchase or substitute an Eligible Substitute Mortgage Loan shall constitute the Purchaser’s, the Trustee’s and the Noteholders’ sole and exclusive remedy under this Agreement or otherwise respecting a breach of representations or warranties hereunder with respect to the Mortgage Loans.

In the event that the Seller elects to substitute an Eligible Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 3.3, the Seller shall deliver to the Trustee and the Master Servicer, as appropriate, with respect to such Eligible Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.2 hereof and Section 2.03 of the Indenture, with the Mortgage Note endorsed as required by Section 2.2 hereof and Section 2.03 of the Indenture. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Eligible Substitute Mortgage Loans in the month of substitution, to the extent received by the Master Servicer, will be retained by the Master Servicer and remitted by the Master Servicer to the Seller on the next succeeding Distribution Date.  After the month of substitution, the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. Upon such substitution, the Mortgage Loan Schedule shall be amended to reflect the addition of the Eligible Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects and the Seller shall be deemed to have made the representations and warranties with respect to the Eligible Substitute Mortgage Loan contained in Section 3.2 as of the date of substitution.

In connection with the substitution of one or more Eligible Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Eligible Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Payment Account in the month of substitution). The Seller shall provide the Master Servicer on the day of substitution for immediate deposit into the Payment Account the amount of such shortfall, without any reimbursement therefor. The costs of any substitution as described above, including any related assignments, opinions or other documentation in connection therewith shall be borne by the Seller.

Any cause of action against the Seller or relating to or arising out of a breach by the Seller of any representations and warranties made in Section 3.2 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Seller or notice thereof by the party discovering such breach and (ii) failure by the Seller to cure such breach, purchase such Mortgage Loan or substitute an Eligible Substitute Mortgage Loan pursuant to the terms hereof.

ARTICLE IV

SELLER’S COVENANTS

SECTION 4.1.

Covenants of the Seller.  The Seller hereby covenants that except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan, or any interest therein; the Seller will notify the Indenture Trustee at the Indenture Trustee’s Corporate Trust Office, as assignee of the Purchaser, of the existence of any Lien on any Mortgage Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Trust, as assignee of the Purchaser, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller.

ARTICLE V

SERVICING

SECTION 5.1.

Servicing.  The Seller has arranged for American Home Mortgage Servicing, Inc. to service and administer the Mortgage Loans pursuant to the terms and conditions of the Servicing Agreement.

ARTICLE VI

INDEMNIFICATION BY THE SELLER

WITH RESPECT TO THE MORTGAGE LOANS

SECTION 6.1.

Indemnification.  The Seller agrees to indemnify and to hold each of the Purchaser, the Indenture Trustee, each of the officers and directors of each such entity and each person or entity who controls each such entity or person and each Noteholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser, the Indenture Trustee or any such person or entity and any Noteholder may sustain in any way (i) related to the failure of the Seller to perform its duties in compliance with the terms of this Agreement, (ii) arising from a breach by the Seller of its representations and warranties in Article III of this Agreement or (iii) related to the origination or prior servicing of the Mortgage Loans by reason of any acts, omissions, or alleged acts or omissions of the Seller, the originator or any servicer.  The Seller shall immediately notify the Purchaser, the Indenture Trustee, and each Noteholder if a claim is made by a third party with respect to this Agreement.  The Seller shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Purchaser, the Indenture Trustee or any such person or entity and/or any Noteholder in respect of such claim.

ARTICLE VII

TERMINATION

SECTION 7.1.

Termination.  The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the Purchaser’s and Seller’s indemnity obligations as provided herein, upon the termination of the Trust as provided in that Article of the Indenture entitled “Termination Upon Distribution to Noteholders”.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

SECTION 8.1.

Amendment.

(a)

This Agreement may be amended from time to time by the Seller and the Purchaser, with the consent of the Indenture Trustee but without notice to or the consent of any of the Noteholders, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Securities, the Trust, the Trust Agreement, the Indenture or this Agreement in the Prospectus Supplement; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or (iii) to make any other provisions with respect to matters or questions arising under this Agreement.  No such amendment effected pursuant to this paragraph (a) shall adversely affect in any material respect the interests of any Securityholder.  Any such amendment shall be deemed not to adversely affect in any material respect any Securityholder if the Indenture Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Securities, if any (and any Opinion of Counsel received by the Indenture Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

(b)

This Agreement may also be amended from time to time by the Seller and the Purchaser with the consent of the Indenture Trustee and the Securityholders of not less than 66-2/3% of the Note Principal Balance or Percentage Interest of each Class of Securities affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Class of Securities without the consent of 100% of the Securityholders of such Class of Securities or (ii) reduce the aforesaid percentages of Note Principal Balance or Percentage Interest of Securities of each Class without the consent of the Securityholders of 100% of the Note Principal Balance or Percentage Interest of each Class of Securities affected thereby.

(c)

It shall not be necessary for the consent of Securityholders under this Section 8.1 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Securityholders shall be subject to such reasonable regulations as the Indenture Trustee may prescribe.

(d)

In consenting to any amendment under this Section 8.1, the Indenture Trustee shall be entitled to receive an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Agreement, and such amendment shall not adversely affect in any material respect the interest of any Securityholder (other than a Securityholder who shall have consented to such amendment).

SECTION 8.2.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 8.3.

Notices.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

if to the Seller:

American Home Mortgage Acceptance, Inc.
520 Broadhollow Road
Melville, New York  11747
Attention:  General Counsel

or, such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

if to the Purchaser:

Lehman ABS Corporation
745 Seventh Avenue
7th Floor
New York, New York 10019
Attention: Mortgage Finance American Home 2004-3

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

SECTION 8.4.

Severability of Provisions.  If any one or more of the covenants, agreements, provisions of terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

SECTION 8.5.

Counterparts.  This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

SECTION 8.6.

Further Agreements.  The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of any series of Notes representing interests in the Mortgage Loans.

Without limiting the generality of the foregoing, as a further inducement for the Purchaser to purchase the Mortgage Loans from the Seller, the Seller will cooperate with the Purchaser in connection with the sale of any of the securities representing interests in the Mortgage Loans.  In that connection, the Seller will provide to the Purchaser any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request and will provide to the Purchaser such additional representations and warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably required in connection with such transactions and the offering of securities rated “Aaa” by Moody’s and “AAA” by Standard & Poor’s.

Without limiting the foregoing, the Seller agrees to deliver to the Purchaser the following documents and opinions in connection with the issuance of the Notes on or before the Closing Date:

(a)

one or more opinions of counsel addressed to the Purchaser and to any Person reasonably designated by the Purchaser, in a form reasonably acceptable to the Purchaser, from counsel to the Seller as to due incorporation and good standing, due authorization, execution and delivery by the Seller of this Agreement and related agreements for which the Seller is a signatory; the enforceability of such documents by the Seller; and other corporate matters;

(b)

an opinion of counsel to the Seller, addressed to the Purchaser and to any Person designated by the Purchaser, in a form acceptable to the Purchaser, addressing the characterization of the transfer of the Mortgage Loans from the Seller to the Purchaser;

(c)

an indemnification agreement executed by and among the Seller, the Purchaser, and Lehman Brothers Inc. as to the lack of material misstatements and omissions in the prospectus supplement or any other offering document related to the Notes;

(d)

a statement rendered by counsel for the Seller to the Purchaser and Lehman Brothers Inc. as to the lack of material misstatements and omissions in the information provided by the Seller for inclusion in the prospectus supplement or any other offering document relating to the Notes; and

(e)

letters from the Seller’s certified public accountants, letters, dated the date of the prospectus supplement or any other offering document relating to the Notes and satisfactory in form and substance to the Purchaser and to any Person designated by the Purchaser, to the effect that such accountants have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the prospectus supplement or any other offering document relating to the Notes agrees with the general accounting records of the Seller.

SECTION 8.7.

Intention of the Parties.  It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans rather than pledging the Mortgage Loans to secure a loan by the Purchaser to the Seller.  Accordingly, the parties hereto each intend to treat the transaction, other than for federal income tax and accounting purposes, as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans.  The parties hereto intend that for federal income tax purposes the transaction set forth herein be treated not as a sale, but as though the Seller retained the tax ownership of the Mortgage Loans through the Trust as a disregarded entity with the Seller as the borrower under the Notes.

SECTION 8.8.

Successors and Assigns: Assignment of Purchase Agreement.  The Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Indenture Trustee.  The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser, which consent shall be at the Purchaser’s sole discretion.  The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to a trust that will issue a series of certificates representing undivided interests in such Mortgage Loans.  As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Trust and the pledge by the Trust to the Indenture Trustee of all of the Purchaser’s rights against the Seller pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to the Trust and pledged to the Indenture Trustee and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Trust or the Indenture Trustee.  Such enforcement of a right or remedy by the Trust or the Indenture Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

SECTION 8.9.

Survival.  The representations and warranties set forth in Sections 3.1 and 3.2 and the provisions of Article VI shall survive the purchase of the Mortgage Loans hereunder and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.  The representations and warranties shall not be impaired by any review and examination of documents to be delivered or held by the Seller in respect of each Mortgage Loan or other documents evidencing or relating to the Mortgage Loans or any failure on the part of the Purchaser or any successor or assignee thereof to review or examine such documents.

SECTION 8.10.

Third Party Beneficiaries.  The Depositor, the Issuer and the Indenture Trustee are the intended third-party beneficiaries of this Agreement.

IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

LEHMAN ABS CORPORATION,

   as Purchaser

By:  /s/ Matthew Lewis

Name:

Matthew Lewis

Title:

Senior Vice President

AMERICAN HOME MORTGAGE

ACCEPTANCE, INC.,

   as Seller

By:  /s/ Thomas McDonagh

Name:

Thomas McDonagh

Title:

EVP

STATE OF NEW YORK

)

) ss.:

COUNTY OF NEW YORK

)

On the 29th day of September before me, a Notary Public in and for said State, personally appeared Matthew Lewis, known to me to be a Senior Vice President of Lehman ABS Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

 /s/ Kenmoore V. Thomas

Notary Public

STATE OF NEW YORK

)

) ss.:

COUNTY OF SUFFOLK

)

On the 28th day of September before me, a Notary Public in and for said State, personally appeared Thomas McDonagh, known to me to be a EVP of American Home Mortgage Acceptance, Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

 /s/ Peter Papagianakis

Notary Public

SCHEDULE I

MORTGAGE LOANS

(including Prepayment Charge Schedules and Prepayment Charge Summary)

[To be retained in a separate closing binder entitled “American Home Mortgage

Investment Trust

2004-3 Mortgage Loan Schedules” at McKee Nelson LLP]

EXHIBIT A

FORM OF MORTGAGE NOTE